Exhibit 10.67

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT, dated as of [●], 2022 (this “Agreement”), is by and among Interpace Biosciences, Inc., a Delaware corporation (the “Company”), 3K Limited Partnership, a Delaware limited partnership (the “Standby Purchaser”), Peter H. Kamin, a natural person in his individual capacity (“Mr. Kamin”), Peter H. Kamin Revocable Trust dated February 2003 (the “2003 Trust”), Peter H. Kamin Childrens Trust dated March 1997 (the “1997 Trust”) and Peter H. Kamin Family Foundation (the “Foundation”). Each of the Standby Purchaser, Mr. Kamin, the 2003 Trust, the 1997 Trust and the Foundation are referred to herein as an “Investor” and together the “Investors.”

RECITALS

WHEREAS, on [●], 2022, the Company completed a rights offering (the “Rights Offering”) of non-transferable subscription rights (the “Subscription Rights”) to subscribe for and purchase shares of its common stock, par value $0.01 per share (the “Common Stock ”), to holders of Common Stock and certain holders of warrants (the “Eligible Warrants”);

WHEREAS, each holder of Common Stock or Eligible Warrants received one (1) Subscription Right to purchase one (1) share of Common Stock for every share of Common Stock owned, including shares of Common Stock underlying the Eligible Warrants (the “Basic Subscription Privilege”), and each holder of Subscription Rights who exercised in full his, her or its Basic Subscription Privilege was entitled to subscribe for additional shares of Common Stock, to the extent available, at the Subscription Price;

WHEREAS, on [●], 2022, pursuant to that certain Standby Purchase Agreement, dated as of [●], 2022 (the “Standby Purchase Agreement”), by and among the Company and the Investors, the Investors exercised all of their Basic Subscription Rights in full and the Standby Purchaser purchased from the Company, upon expiration of the Rights Offering, [●] additional shares of Common Stock, offered pursuant to Subscription Rights but not otherwise subscribed for in the Rights Offering (the “Standby Offering”); and

WHEREAS, in connection with the consummation of the transactions contemplated by the Standby Purchase Agreement, the parties desire to enter into this Agreement in order to create certain registration rights for the Investors as set forth below.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valid consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

Section 1. Certain Definitions.

In addition to the terms defined elsewhere in this Agreement, the following terms shall have the following meanings:

“Affiliate” of any Person means any other Person which directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person. The term “control” (including the terms “controlling,” “controlled” and “under common control with”) as used with respect to any Person means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” means this Registration Rights Agreement, including all amendments, modifications and supplements and any exhibits or schedules to any of the foregoing, and shall refer to this Registration Rights Agreement as the same may be in effect at the time such reference becomes operative.

“beneficially own” means, with respect to any Person, securities of which such Person or any of such Person’s Affiliates, directly or indirectly, has “beneficial ownership” as determined pursuant to Rule 13d-3 and Rule 13d-5 of the Exchange Act, including securities beneficially owned by others with whom such Person or any of its Affiliates has agreed to act together for the purpose of acquiring, holding, voting or disposing of such securities; provided that a Person shall not be deemed to “beneficially own” (i) securities tendered pursuant to a tender or exchange offer made by such Person or any of such Person’s Affiliates until such tendered securities are accepted for payment, purchase or exchange, (ii) any security as a result of an oral or written agreement, arrangement or understanding to vote such security if such agreement, arrangement or understanding: (a) arises solely from a revocable proxy given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the Exchange Act, and (b) is not also then reportable by such Person on a Schedule 13D under the Exchange Act (or any comparable or successor report). Without limiting the foregoing, a Person shall be deemed to be the beneficial owner of all Registrable Shares owned of record by any majority-owned subsidiary of such Person.

“Common Stock” has the meaning set forth in the first Recital hereto.

“Company” has the meaning set forth in the Preamble.

“Demand Registration” has the meaning set forth in Section 2(a).

“Demand Registration Statement” has the meaning set forth in Section 2(a).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Governmental Entity” means any national, federal, state, municipal, local, territorial, foreign or other government or any department, commission, board, bureau, agency, regulatory authority or instrumentality thereof, or any court, judicial, administrative or arbitral body or public or private tribunal.

“Holdback Agreement” has the meaning set forth in Section 4.

“Holdback Period” has the meaning set forth in Section 4.

“Minimum Amount” means One Million Dollars ($1,000,000) of Registrable Shares.

“Person” means any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, incorporated organization, association, corporation, institution, public benefit corporation, Governmental Entity or any other entity.

“Prospectus” means the prospectus or prospectuses (whether preliminary or final) included in any Registration Statement and relating to Registrable Shares, as amended or supplemented and including all material incorporated by reference into such prospectus or prospectuses.

“Registrable Shares” means (i) the shares of Common Stock acquired by the Standby Purchaser pursuant to the Standby Purchase Agreement, (ii) the shares of Common Stock held by the Investors from time to time during the terms of this Agreement and (iii) any shares of capital stock of the Company issued or issuable with respect to the Common Stock as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise; provided, however, that such shares of Common Stock shall cease to be Registrable Shares when such securities (a) have been sold pursuant to an effective registration statement or Rule 144 under the Securities Act, (b) have been sold in a transaction where a subsequent public distribution of such securities would not require registration under the Securities Act, (c) are eligible for sale pursuant to Rule 144 under the Securities Act without limitation thereunder on volume, manner of sale or otherwise, or (d) are no longer outstanding. It is understood and agreed that, once such shares of Common Stock cease to be a Registrable Share, such security shall cease to be a Registrable Share for all purposes of this Agreement and the Company’s obligations regarding Registrable Shares hereunder shall cease to apply with respect to such security.

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“Registration Expenses” has the meaning set forth in Section 6(a).

“Registration Statement” means any registration statement of the Company that covers any of the Registrable Shares pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits, and all documents incorporated by reference in such Registration Statement.

“Rights” means non-transferable subscription rights to purchase Common Stock.

“Rights Offering” means the distribution of Rights by the Company, at no charge, to holders of record of its Common Stock.

“SEC” means the U.S. Securities and Exchange Commission or any successor agency.

“Securities Act” means the Securities Act of 1933, as amended.

“Shares” means any shares of Common Stock.

“Standby Offering” has the meaning set forth in the second Recital hereto.

“Standby Purchase Agreement” means the agreement specified in the second Recital hereto, as such agreement may be amended from time to time.

“Standby Purchaser” means the entity named as such in the Preamble.

“Suspension Period” has the meaning set forth in Section 3.

“Termination Date” means the first date on which there are no Registrable Shares.

Other Terms: In addition to the above definitions, unless the context requires otherwise:

(i) any reference to any statute, regulation, rule or form as of any time shall mean such statute, regulation, rule or form as amended or modified and shall also include any successor statute, regulation, rule or form from time to time;

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(ii) “including” shall be construed as inclusive without limitation, in each case notwithstanding the absence of any express statement to such effect, or the presence of such express statement in some contexts and not in others;

(iii) references to “Section” are references to Sections of this Agreement;

(iv) words such as “herein”, “hereof”, “hereinafter” and “hereby” when used in this Agreement refer to this Agreement as a whole;

(v) references to “business day” mean any day except Saturday, Sunday and any other day on which commercial banks in The City of New York are authorized or required by law to remain closed, provided that banks shall not be deemed to be authorized or obligated to be closed due to a “shelter in place,” “non-essential employee” or similar closure of physical branch locations at the direction of any governmental authority if such banks’ electronic funds transfer systems (including for wire transfers) are open for use by customers on such day; and

(vi) references to “dollars” and “$” mean U.S. dollars.

Section 2. Demand Registration.

(a) Right to Request Registration. Subject to the provisions hereof, until the Termination Date, one or more Investors may at any time request registration for resale under the Securities Act of all or part of their Registrable Shares (a “Demand Registration”). Subject to Section 2(d) and Section 4 and Section 6 below, the Company shall use reasonable best efforts (i) to file a Registration Statement registering for resale such number of Registrable Shares as requested to be so registered pursuant to this Section 2(a) (a “Demand Registration Statement”) within 45 calendar days after the Investor’s request therefor, and (ii) if necessary, to promptly cause such Demand Registration Statement to be declared effective by the SEC as soon as practical thereafter. If permitted under the Securities Act, such Registration Statement shall be one that is automatically effective upon filing. The Demand Registration Statement shall allow the offer and sale of the Registrable Shares on a continuous basis pursuant to Rule 415 under the Securities Act, unless the Company is not eligible to use a form which allows such offer and sale in which case the Demand Registration Statement shall allow such offer and resale for so long a period as permitted by applicable Securities Law and the rules thereunder.

(b) Number of Demand Registrations. Subject to the limitations of Section 2(a), Section 2(d) and Section 3(a), the Investors shall be entitled to request up to three (3) Demand Registrations in the aggregate. A Registration Statement shall not count as a permitted Demand Registration unless and until it has become effective.

(c) No Inclusion of Other Securities. The Company shall in no event include any securities other than Registrable Shares on any Registration Statement filed in accordance with Section 2(a) without the prior written consent of the applicable Investors.

(d) Restrictions on Demand Registrations. The Investor shall not be entitled to request a Demand Registration if there is effective a Demand Registration Statement that permits the offer and sale of the Registrable Shares on a continuous basis under Rule 415.

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(f) Effective Period of Demand Registrations. The Company shall use reasonable best efforts to keep any Demand Registration Statement effective for sale on a continuous basis under Rule 415, including by filing such post-effective amendments and supplements as are required by the Securities Act, until the date on which all the Registrable Shares subject to such Demand Registration Statement have been sold. If Rule 415 is unavailable to the Company, the Company shall use reasonable best efforts to keep such Demand Registration Statement effective for a period equal to 120 days from such date, or such shorter period, when all of the Registrable Shares covered by such Demand Registration have been sold by the applicable Investors. If the Company shall withdraw any Demand Registration pursuant to Section 4 before such 120 days end and before all of the Registrable Shares covered by such Demand Registration have been sold pursuant thereto, such Investors shall be entitled to a replacement Demand Registration which shall be subject to all of the provisions of this Agreement. A Demand Registration shall not count against the limit on the number of such registrations set forth in Section 2(b) if (i) after the applicable Registration Statement has become effective, such Registration Statement or the related offer, sale or distribution of Registrable Shares thereunder becomes the subject of any stop order, injunction or other order or restriction imposed by the SEC or any other governmental agency or court for any reason not primarily attributable to such Investors or their Affiliates (other than the Company and its controlled Affiliates) and such interference is not thereafter eliminated so as to permit the completion of the contemplated distribution of Registrable Shares, or (ii) in the case of an underwritten offering, the conditions specified in the related underwriting agreement, if any, are not satisfied or waived for any reason not primarily attributable to the such Investors or their Affiliates (other than the Company and its controlled Affiliates), and as a result of any such circumstances described in clause (i) or (ii), less than 75% of the Registrable Shares covered by the Registration Statement are sold by such Investors pursuant to such Registration Statement.

Section 3. Suspension Periods.

(a) Suspension Periods. The Company may delay the filing or effectiveness of a Registration Statement in conjunction with a Demand Registration, only if the Company’s board of directors reasonably determines (x) that proceeding with such an offering would require the Company to disclose material information that would not otherwise be required to be disclosed at that time and that the disclosure of such information at that time would not be in the Company’s best interests, or (y) that the registration or offering to be delayed would, if not delayed, materially adversely affect the Company and its subsidiaries taken as a whole or materially interfere with, or jeopardize the success of, any pending or proposed material transaction, including any debt or equity financing, any acquisition or disposition, any recapitalization or reorganization or any other material transaction, whether due to commercial reasons, a desire to avoid premature disclosure of information or any other reason. Any period during which the Company has delayed a filing, an effective date or an offering pursuant to this Section 3 is herein called a “Suspension Period”; provided that such period may not exceed 75 consecutive days, and that the Company may not postpone or suspend its obligation under this Section 3(a) for more than 90 days in the aggregate during any 12-month period. If pursuant to this Section 3 the Company delays or withdraws a Demand Registration requested by one or more Investors, such Investors shall be entitled to withdraw such request and, if it does so, such request shall not count against the limitation on the number of such registrations set forth in Section 2; provided, however, such determination shall not relieve the Company of its obligation to pay expenses in accordance with Section 6 hereof. The Company shall provide prompt written notice to such Investors of the commencement and termination of any Suspension Period (and any withdrawal of a registration statement pursuant to this Section 3), but shall not be obligated under this Agreement to disclose the reasons therefor. The Investor shall keep the existence of each Suspension Period confidential.

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(b) Other Lockups. Notwithstanding any other provision of this Agreement, the Company shall not be obligated to take any action hereunder that would violate any lockup or similar restriction binding on the Company in connection with a prior or pending registration or underwritten offering. The Company shall take all necessary action to obtain waivers or consent of the parties to any lockup agreements to the extent required to prevent any action hereunder taken by the Company from violating any lockup or similar restriction binding on the Company in connection with a prior or pending registration or underwritten offering.

Section 4. Holdback Agreements. The restrictions in this Section 4 shall apply for as long as the Investors are beneficial owners of any Registrable Shares. If the Company sells Shares or other securities convertible into or exchangeable for (or otherwise representing a right to acquire) Shares in a primary underwritten offering pursuant to any registration statement under the Securities Act, and if the managing underwriters for such offering advise the Company (in which case the Company promptly shall notify the Investors) that a public sale or distribution of Shares outside such offering would materially adversely affect such offering, then, if requested by the Company, the Investors shall agree, as contemplated in this Section 4, not to (and to cause their majority-controlled Affiliates not to) sell, transfer, pledge, issue, grant or otherwise dispose of, directly or indirectly (including by means of any short sale), or request the registration of, any Registrable Shares (or any securities of any Person that are convertible into or exchangeable for, or otherwise represent a right to acquire, any Registrable Shares) for a period (each such period, a “Holdback Period”) beginning on the 10th day before the pricing date for the underwritten offering and extending through the earlier of (i) the 90th day after such pricing date (subject to customary automatic extension in the event of the release of earnings results of or material news relating to the Company), and (ii) such earlier day (if any) as may be designated for this purpose by the managing underwriters for such offering (each such agreement of the Investor, a “Holdback Agreement”). Each Holdback Agreement shall be in writing in form and substance satisfactory to the Company and the managing underwriters. A Holdback Agreement shall not apply to (i) the exercise of any warrants or options to purchase shares of the Company; provided that such restrictions shall apply with respect to the securities issuable upon such exercise), or (ii) any Shares included in the underwritten offering giving rise to the application of this Section 4.

Section 5. Registration Procedures.

(a) Whenever one or more Investors request that any Registrable Shares be registered pursuant to this Agreement, the Company shall use reasonable best efforts to effect, as soon as practical as provided herein, the registration and the sale of such Registrable Shares in accordance with the intended methods of disposition thereof, and, pursuant thereto, the Company shall, as soon as practical as provided herein:

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(i) subject to the other provisions of this Agreement, use reasonable best efforts to prepare and file with the SEC a Registration Statement with respect to such Registrable Shares and cause such Registration Statement to become effective (unless it is automatically effective upon filing);

(ii) use reasonable best efforts to prepare and file with the SEC such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to comply with the applicable requirements of the Securities Act and to keep such Registration Statement effective for the relevant period required hereunder, but no longer than is necessary to complete the distribution of the Shares covered by such Registration Statement, and to comply with the applicable requirements of the Securities Act with respect to the disposition of all the Shares covered by such Registration Statement during such period in accordance with the intended methods of disposition set forth in such Registration Statement;

(iii) use reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement, or the lifting of any suspension of the qualification or exemption from qualification of any Registrable Shares for sale in any jurisdiction in the United States;

(iv) use reasonable best efforts to register or qualify such Registrable Shares under such other securities laws or blue sky laws of such U.S. jurisdictions (other than California) as such Investors reasonably request and continue such registration or qualification in effect in such jurisdictions for as long as the applicable Registration Statement may be required to be kept effective under this Agreement (provided that the Company will not be required to (x) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph (iv), (y) subject itself to taxation in any such jurisdiction or (z) consent to general service of process in any such jurisdiction);

(v) notify such Investors and each distributor of such Registrable Shares identified by such Investors, at any time when a Prospectus relating thereto would be required under the Securities Act to be delivered by such distributor, of the occurrence of any event as a result of which the Prospectus included in such Registration Statement contains an untrue statement of a material fact or omits a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and, at the request of the Investor, the Company shall use reasonable best efforts to prepare, as soon as reasonably practical, a supplement or amendment to such Prospectus so that, as thereafter delivered to any prospective purchasers of such Registrable Shares, such Prospectus shall not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(vi) in the case of an underwritten offering in which such Investors participate pursuant to a Demand Registration, enter into an underwriting agreement, containing customary provisions (including provisions for indemnification, lockups, opinions of counsel and comfort letters), and take all such other customary and reasonable actions as the managing underwriters of such offering may request in order to facilitate the disposition of such Registrable Shares (including, making members of senior management of the Company available at reasonable times and places to participate in “road-shows” that the managing underwriter determines are necessary to effect the offering);

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(vii) in the case of an underwritten offering in which such Investors participate pursuant to a Demand Registration, and to the extent not prohibited by applicable law, (A) make reasonably available, for inspection by the managing underwriters of such offering and one attorney and accountant acting for such managing underwriters, pertinent corporate documents and financial and other records of the Company and its subsidiaries and controlled Affiliates, (B) cause the Company’s officers and employees to supply information reasonably requested by such managing underwriters or attorney in connection with such offering, (C) make the Company’s independent accountants available for any such managing underwriters’ due diligence and have them provide customary comfort letters to such underwriters in connection therewith, and (D) cause the Company’s counsel to furnish customary legal opinions to such underwriters in connection therewith including but not limited to a customary 10b-5 style opinion; provided, however, that such records and other information shall be subject to such confidential treatment as is customary for underwriters’ due diligence reviews;

(viii) use reasonable best efforts to cause all such Registrable Shares to be listed on each primary securities exchange (if any) on which securities of the same class issued by the Company are then listed;

(ix) provide a transfer agent and registrar for all such Registrable Shares not later than the effective date of such Registration Statement;

(x) notify such Investors:

(1) when the Registration Statement, any pre-effective amendment, the Prospectus or any Prospectus supplement or any post-effective amendment to the Registration Statement has been filed and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective;

(2) of any request by the SEC for amendments or supplements to the Registration Statement or the Prospectus or for any additional information regarding the Investor;

(3) of the notification to the Company by the SEC of its initiation of any proceeding with respect to the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement; and

(4) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Shares for sale under the applicable securities laws or blue sky laws of any jurisdiction.

For the avoidance of doubt, the provisions of clauses (vi) and (vii), of this Section 5(a) shall apply only in respect of an underwritten offering.

(xi) take all such other actions as may be reasonably requested by the Investor to cause the registration and sale of the Registrable Shares.

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(b) No Registration Statement (including any amendments thereto) shall contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading, and no Prospectus (including any supplements thereto) shall contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case, except for any untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact made in reliance on and in conformity with information furnished to the Company by or on behalf of the Investor or any underwriter or other distributor specifically for use therein.

(c) At all times after the Company has filed a Registration Statement with the SEC pursuant to the requirements of the Securities Act and until the Termination Date, the Company shall use reasonable best efforts to continuously maintain in effect the registration statement of Common Stock under Section 12 of the Exchange Act and to use reasonable best efforts to file all reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder.

(d) The Company may require such Investors and each distributor of Registrable Shares as to which any registration is being effected to furnish to the Company information regarding such Person and the distribution of such securities as the Company may from time to time reasonably request in connection with such registration.

(e) Such Investors agree by having their Common Stock treated as Registrable Shares hereunder that, upon being advised by the Company of the occurrence of an event pursuant to Section 5(a)(v), such Investors will immediately discontinue (and direct any other Persons making offers and sales of Registrable Shares to immediately discontinue) offers and sales of Registrable Shares pursuant to any Registration Statement (other than those pursuant to a plan that is in effect prior to such time and that complies with Rule 10b5-1 of the Exchange Act) until it is advised by the Company that the use of the Prospectus may be resumed and is furnished with a supplemented or amended Prospectus as contemplated by Section 5(a)(v), and, if so directed by the Company, such Investors will deliver to the Company all copies, other than permanent file copies then in the such Investors’ possession, of the Prospectus covering such Registrable Shares current at the time of receipt of such notice.

(f) The Company may prepare and deliver an issuer free-writing prospectus (as such term is defined in Rule 405 under the Securities Act) in lieu of any supplement to a prospectus, and references herein to any “supplement” to a Prospectus shall include any such issuer free-writing prospectus. No Investor nor any other seller of Registrable Shares may use a free-writing prospectus to offer or sell any such Shares without the Company’s prior written consent, which consent shall not be unreasonably withheld, delayed or conditioned.

(g) It is understood and agreed that any failure of the Company to file a Registration Statement or any amendment or supplement thereto or to cause any such document to become or remain effective or usable within or for any particular period of time as provided in Section 2, Section 3 or Section 5 or otherwise in this Agreement, due to reasons that are not reasonably within its control, or due to any refusal of the SEC to permit a Registration Statement or prospectus to become or remain effective or to be used because of unresolved SEC comments thereon (or on any documents incorporated therein by reference) despite the Company’s good faith and reasonable best efforts to resolve those comments, shall not be a breach of this Agreement. Notwithstanding any provision herein to the contrary, the Company shall timely respond in writing to comments made by the SEC in respect of a Registration Statement as soon as practicable, but in no event later than fifteen (15) days after the receipt of comments by or notice from the SEC that an amendment is required in order for a Registration Statement to be declared effective.

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(h) It is further understood and agreed that the Company shall not have any obligations under this Section 5 at any time on or after the Termination Date, unless an underwritten offering in which an Investor participates has been priced but not completed prior to the Termination Date, in which event the Company’s obligations under this Section 5 shall continue with respect to such offering until it is so completed (but not more than 60 calendar days after the commencement of the offering).

(i) Notwithstanding anything to the contrary in this Agreement, the Company shall not be required to file a Registration Statement or include Registrable Shares in a Registration Statement unless it has received from such Investors, at least two calendar days prior to the anticipated filing date of the Registration Statement, requested information required to be provided by the Investor for inclusion therein.

Section 6. Registration Expenses.

(a) All fees and expenses incident to the Company’s performance of or compliance with this Agreement, including all registration and filing fees, fees and expenses of compliance with securities laws or blue sky laws, FINRA fees, fees with respect to filings required to be made with the SEC, listing application fees, printing expenses, transfer agent’s and registrar’s fees, cost of printing and distributing Prospectuses in preliminary and final form as well as any supplements thereto, messenger, telephone and delivery expenses, the expense of any liability insurance, fees, disbursements and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, including, without limitation, the Company’s independent certified public accountants (including the expenses of any comfort letters or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letters, if requested by an underwriter) and legal counsel for the Company (all such expenses being herein called “Registration Expenses”) (but not including any underwriting discounts or commissions attributable to the sale of Registrable Shares), shall be borne by the Company. The Company shall also be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), and the expense of any audit. In addition, the Company shall pay all of the Investors’ reasonable and documented costs and expenses, including all fees and expenses of any counsel representing such Investors, except that the Investors shall bear the cost of all underwriting discounts and commissions associated with any sale of Registrable Shares.

(b) The obligation of the Company to bear the expenses described in Section 6(a) shall apply irrespective of whether a registration, once properly demanded or requested becomes effective or is delayed, withdrawn or suspended; provided, however, that Registration Expenses for any Registration Statement withdrawn solely at the request of the Investors (unless withdrawn following commencement of a Suspension Period pursuant to Section 3) shall be borne by the applicable Investors.

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Section 7. Indemnification.

(a) The Company shall indemnify, to the fullest extent permitted by law, each Investor, the officers, directors, partners, trustees, beneficiaries, agents, and employees of each of them, and each Person who controls such Investor (within the meaning of the Securities Act) and the officers, directors, partners, trustees, beneficiaries, agents and employees of each such controlling Person, against any and all losses, claims, damages, liabilities, judgments, costs (including reasonable costs of investigation) and expenses (including reasonable attorneys’ fees) arising out of or based upon any untrue or alleged untrue statement of a material fact contained or incorporated by reference in any Registration Statement or Prospectus or any amendment thereof or supplement thereto or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except to the extent, but only to the extent that such untrue statements or omissions are based solely upon information regarding such Investor furnished to the Company by such Investor expressly for use therein, which information was reasonably relied on by the Company for use therein or to the extent that such information relates to such Investor or such Investor’s proposed method of distribution of Registrable Securities. In connection with an underwritten offering in which such Investor participates conducted pursuant to a registration effected hereunder, the Company shall indemnify each participating underwriter and each Person who controls such underwriter (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of such Investor.

(b) In connection with any Registration Statement in which an Investor is participating, such Investor shall furnish to the Company in writing such information as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus, or amendment or supplement thereto, and shall indemnify, severally and not jointly, to the fullest extent permitted by law, the Company, its officers and directors and each Person who controls the Company (within the meaning of the Securities Act) against all losses, claims, damages, liabilities, judgments, costs (including reasonable costs of investigation) and expenses (including reasonable attorneys’ fees) arising out of or based upon any untrue or alleged untrue statement of material fact contained in the Registration Statement or Prospectus, or any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in or omitted from any information furnished by such Investor to the Company specifically for inclusion in the Registration Statement or such Prospectus and that such information was reasonably relied upon by the Company for use in the Registration Statement, such Prospectus or such form of prospectus or to the extent that such information relates to such Investor or such Investor’s proposed method of distribution of Registrable Securities. Notwithstanding anything to the contrary contained herein, an Investor shall be liable under this Section 7(b) for only that amount as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Shares pursuant to such Registration Statement.

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(c) Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying Person of any claim with respect to which it seeks indemnification, and (ii) permit such indemnifying Person to assume the defense of such claim with counsel reasonably satisfactory to the indemnified Person. Failure so to notify the indemnifying Person shall not relieve it from any liability that it may have to an indemnified Person except to the extent that the indemnifying Person is materially and adversely prejudiced thereby. The indemnifying Person shall not be subject to any liability for any settlement made by the indemnified Person without its consent (but such consent will not be unreasonably withheld). An indemnifying Person who is entitled to, and elects to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel (in addition to one local counsel) for all Persons indemnified (hereunder or otherwise) by such indemnifying Person with respect to such claim (and all other claims arising out of the same circumstances), unless in the reasonable judgment of any indemnified Person there may be one or more legal or equitable defenses available to such indemnified Person which are in addition to or may conflict with those available to another indemnified Person with respect to such claim, in which case such maximum number of counsel for all indemnified Persons shall be two rather than one). If an indemnifying Person is entitled to, and elects to, assume the defense of a claim, the indemnified Person shall continue to be entitled to participate in the defense thereof, with counsel of its own choice, but, except as set forth above, the indemnifying Person shall not be obligated to reimburse the indemnified Person for the costs thereof. The indemnifying Person shall not consent to the entry of any judgment or enter into or agree to any settlement relating to a claim or action for which any indemnified Person would be entitled to indemnification by any indemnified Person hereunder unless such judgment or settlement imposes no ongoing obligations on any such indemnified Person and includes as an unconditional term the giving, by all relevant claimants and plaintiffs to such indemnified Person, a release, satisfactory in form and substance to such indemnified Person, from all liabilities in respect of such claim or action for which such indemnified Person would be entitled to such indemnification. The indemnifying Person shall not be liable hereunder for any amount paid or payable or incurred pursuant to or in connection with any judgment entered or settlement effected with the consent of an indemnified Person unless the indemnifying Person has also consented to such judgment or settlement.

(d) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified Person or any officer, director or controlling Person of such indemnified Person and shall survive the transfer of securities and the Termination Date but only with respect to offers and sales of Registrable Shares made before the Termination Date or during the period following the Termination Date referred to in Section 5(h).

(e) If the indemnification provided for in or pursuant to this Section 7 is due in accordance with the terms hereof, but is held by a court to be unavailable or unenforceable in respect of any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying Person, in lieu of indemnifying such indemnified Person, shall contribute to the amount paid or payable by such indemnified Person as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying Person on the one hand and of the indemnified Person on the other in connection with the statements or omissions which result in such losses, claims, damages, liabilities or expenses as well as any other relevant equitable considerations. The relative fault of the indemnifying Person on the one hand and of the indemnified Person on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying Person or by the indemnified Person, and by such Person’s relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. In no event shall the liability of the indemnifying Person be greater in amount than the amount for which such indemnifying Person would have been obligated to pay by way of indemnification if the indemnification provided for under Section 7(a) or Section 7(b) hereof had been available under the circumstances.

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Section 8. Rule 144.

As long as any Investor owns Registrable Shares, the Company covenants to timely file all reports required to be filed by the Company after the date hereof pursuant to Section 13(a) or 15(d) of the Exchange Act. As long as any Investor owns Registrable Shares, if the Company is not required to file reports pursuant to Section 13(a) or 15(d) of the Exchange Act, it will prepare and furnish to the Investor and make publicly available in accordance with Rule 144(c) promulgated under the Securities Act annual and quarterly financial statements, together with a discussion and analysis of such financial statements in form and substance substantially similar to those that would otherwise be required to be included in reports required by Section 13(a) or 15(d) of the Exchange Act, as well as any other information required thereby, in the time period that such filings would have been required to have been made under the Exchange Act. The Company further covenants that it will take such further action as any Investor may reasonably request, all to the extent required from time to time to enable such Person to sell Registrable Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act.

Section 9. Miscellaneous.

(a) Notices. Any notice, request, instruction or other document to be given hereunder by any party to the other will be in writing and will be deemed to have been duly given (a) on the date of delivery if delivered personally, by fax or email transmission, upon confirmation of receipt, or (b) on the second business day following the date of dispatch if delivered by a recognized next day courier service. All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice.

If to the Company:

Interpace Biosciences, Inc.
Morris Corporate Center 1, Building C

300 Interpace Parkway

Parsippany, New Jersey 07054

Attention: Thomas W. Burnell, Chief Executive Officer and Director

Email: tburnell@interpace.com

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With a copy (which shall not constitute notice) to:

Troutman Pepper Hamilton Sanders LLP

875 Third Avenue

New York, NY 10022

Attention: Merrill M. Kraines
Email: Merrill.Kraines@Troutman.com

If to the Investors:

3K Limited Partnership
c/o Peter H. Kamin
2720 Donald Ross Road, #311
Palm Beach Gardens, FL 33410

Attention: Peter H. Kamin
Email: pkamin@3klp.com

With a copy (which shall not constitute notice) to:

Sullivan & Worcester LLP

1633 Broadway

New York, N.Y. 10019

Attention: David E. Danovitch

Email: ddanovitch@sullivanlaw.com

However, the foregoing shall not limit the right of a party to effect service of process on any other party by any other legally available method.

(b) No Waivers. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

(c) Assignment. Neither this Agreement nor any right, remedy, obligation nor liability arising hereunder or by reason hereof shall be assignable by any party hereto without the prior written consent of the other party, and any attempt to assign any right, remedy, obligation or liability hereunder without such consent shall be void, except (1) an assignment, in the case of a merger or consolidation where such party is not the surviving entity, or a sale of substantially all of its assets, to the entity which is the survivor of such merger or consolidation or the purchaser in such sale or (2) that an Investor shall have the right to assign this Agreement, and all of its rights and obligations hereunder, to any Affiliate to which it transfers its Registrable Shares.

(d) No Third-Party Beneficiaries. Except as provided in Section 7 with respect to the indemnified Persons, nothing contained in this Agreement, expressed or implied, is intended to confer upon any person or entity other than the Company and the Investors, any benefits, rights, or remedies.

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(e) Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice or conflict of laws provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware.

(f) Jurisdiction. The parties hereby irrevocably and unconditionally consent to the exclusive jurisdiction of the Court of Chancery of the State of Delaware, or to the extent such court does not have subject matter jurisdiction, the Superior Court of the State of Delaware or the United States District Court of the State of Delaware, for any action, suit or proceeding arising out of or relating to this Agreement, and agree not to commence any action, suit or proceeding related thereto except in such courts. The parties further hereby irrevocably and unconditionally waive any objection to the laying of venue of any action, suit or proceeding arising out of or relating to this agreement in the Court of Chancery of the State of Delaware, or to the extent such court does not have subject matter jurisdiction, the Superior Court of the State of Delaware or the United States District Court of the State of Delaware. The parties hereby consent to and grant any such court jurisdiction over the person of such parties and over the subject matter of any such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 9(a), or in such other manner as may be permitted by applicable Law, shall be valid and sufficient service thereof.

(g) EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(h) Counterparts and Electronic Transmission. This Agreement may be executed in any number of separate counterparts, including via electronic means, each such counterpart being deemed to be an original instrument, and all such counterparts will together constitute the same agreement. Executed signature pages to this Agreement may be delivered by fax or other electronic transmission (including “.html,” “.pdf”, “.tif” or similar commonly used electronic format) and will be deemed as sufficient as if actual signature pages had been delivered.

(i) Entire Agreement. This Agreement contains the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes and replaces all other prior agreements, written or oral, among the parties hereto with respect to the subject matter hereof.

(j) Captions. The headings and other captions in this Agreement are for convenience and reference only and shall not be used in interpreting, construing or enforcing any provision of this Agreement.

(k) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

(m) Amendment. No amendment of any provision of this Agreement will be effective unless made in writing and signed by an officer of a duly authorized representative of each party.

(n) Further Assurances. Each party hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of as of the date first written above.

COMPANY:

INTERPACE BIOSCIENCES, INC.

By:
Name:
Title:

INVESTORS:

3K LIMITED PARTNERSHIP

By:
Name:
Title:

PETER H. KAMIN

PETER H. KAMIN REVOCABLE TRUST DATED FEBRUARY 2003

By:
Name:
Title:

PETER H. KAMIN CHILDRENS TRUST DATED MARCH 1997

By:
Name:
Title:

PETER H. KAMIN FAMILY FOUNDATION

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

SCHEDULE I

COMMON STOCK OWNED BY INVESTORS

Name of Investor	Shares of Common Stock
Peter H. Kamin
Peter H. Kamin Revocable Trust dated February 2003
Peter H. Kamin Childrens Trust dated March 1997
Peter H. Kamin Family Foundation
3K Limited Partnership
Total